Exhibit 99.1

___________________________________________________________________

Engility Reports First Quarter 2015 Results

•	Closed the TASC acquisition and integration efforts progressing well; first quarter 2015 financial results include one month of TASC's performance and $28 million of acquisition-related expenses

•	First quarter 2015 revenue of $403 million

•	Adjusted diluted EPS of $0.40 and adjusted EBITDA of $33 million

•	Funded order book-to-bill ratio of 1.1x

CHANTILLY, VA - May 11, 2015, Engility Holdings, Inc. (NYSE: EGL) today announced financial results for the first quarter ended March 31, 2015, which include one month of TASC's performance and $28 million of acquisition-related expenses.
First Quarter 2015 Results
For the first quarter of 2015, the Company reported total revenue of $403 million. GAAP operating income was $0.3 million and GAAP operating margin was 0.1%. GAAP net loss attributable to Engility was $13 million, or $0.55 per diluted share. Cash flow used in operating activities was $48 million, which reflects $46 million of various acquisition-related payments in the quarter.
Adjusted operating income was $29 million and adjusted operating margin was 7.1%. Adjusted net income attributable to Engility was $10 million, or $0.40 per diluted share. Adjusted EBITDA was $33 million.
Adjusted net income, operating margin and EBITDA excludes $23 million of TASC acquisition and integration costs, and $1 million of restructuring and legal and settlement costs. Adjusted operating margin and net income also excludes $4 million of amortization of intangible asset expenses associated with the TASC and DRC acquisitions. In addition, adjusted net income excludes $5 million of bank fees previously capitalized and included in interest expense. Information about our use of non-GAAP financial information is provided below under "Non-GAAP Measures."
“I am pleased with our performance in the first quarter," said Tony Smeraglinolo, President and CEO of Engility. “We achieved financial results that were in-line with our expectations, and for the third consecutive quarter, we reported a funded order book-to-bill ratio that exceeded 1.0x. We also closed the TASC acquisition and our integration efforts are progressing well, which should enable us to achieve our synergy targets. While our proposal activity remains strong, we continue to encounter significant headwinds associated with the extended length of time it takes from proposal submission to contract award to revenue generation.”
Key Performance Indicators for the First Quarter of 2015

•	Contract funded orders were $430 million and the funded order book-to-bill ratio was 1.1x.

•	Funded backlog was $938 million.

•	Days sales outstanding (DSO), net of advanced payments and pro forma to include three months of revenue from TASC, was 63 days.
Significant First Quarter 2015 Awards

•
Awarded a $35 million contract to support tactical warfare training for the U.S. Navy's Pacific Theater forces. Under this contract, Engility will develop and execute simulation-based war games that will support training for the Tactical Training Group Pacific, Expeditionary Warfare Training Group Pacific and Tactical Training Group Pacific Detachment, Yokosuka, Japan. Specifically, Engility will configure and manage databases, interfaces between the simulations, networks and C4I systems. During war game execution, Engility also will conduct role-playing with the forces and interact with the training audience.

•
Awarded a $24 million contract by the U.S. Agency for International Development (USAID) to provide specialized technical assistance in Senegal, supporting the Feed the Future program and its goal to improve food security in developing countries. Under the Naatal Mbay project, Engility will provide on-the-ground support to strengthen and improve agricultural production, natural resource management and marketing in key agricultural value chains.

•
Awarded a prime position on the $7.2 billion Global Intelligence Support Services (GISS) Indefinite Delivery/Indefinite Quantity (IDIQ) multiple-award contract administered by the U.S. Army Intelligence and Security Command. Support

services under the GISS contract will include the following areas: intelligence and security operations; information operations; mission support for facilities management, logistics, training and intelligence systems support; and sustainment services - including program management, strategic planning, administrative and requirements analysis services.

•
Awarded a prime position on a multiple-award IDIQ contract with a $1 billion ceiling value to provide technical advisory services to USAID. Under this contract, Engility will provide a range of technical services, including multi-year projects, to USAID/Washington bureaus and USAID missions worldwide. The focus of this work will be to promote food security and advance development through improvements to water, supply, sanitation and hygiene, and the sound management of water resources.

•
Awarded a prime position on the Network-Centric Solutions-2 (NETCENTS-2) Application Services Full and Open multiple-award IDIQ contract. This contract vehicle, which has a ceiling value of $960 million, was awarded by the U.S. Air Force Business and Enterprise Systems Directorate, and will support a range of activities, including network operations, network management and defense, and enterprise-level security, management, implementation and operations.

Fiscal Year 2015 Guidance
We are reiterating the fiscal year 2015 financial guidance we issued on March 24, 2015 based on our first quarter 2015 financial results and our outlook for the remainder of 2015. The table below summarizes our fiscal year 2015 guidance and includes approximately 10 months of TASC's expected financial results since the acquisition closed on February 26, 2015.

Outlook for Fiscal Year 2015
Revenue	$2.0 billion - $2.3 billion
GAAP Diluted EPS (1)	($0.05) - $0.45
Adjusted Diluted EPS (1)	$1.70 - $2.20
Adjusted EBITDA (1)	$190 million - $220 million
GAAP operating cash flow	$50 million - $60 million

(1) 2015 GAAP and adjusted diluted EPS guidance assumes weighted average outstanding shares of approximately 34 million. GAAP diluted EPS assumes a full-year effective tax rate of approximately 35 percent excluding non-deductible one-time costs associated with the TASC acquisition. Adjusted diluted EPS assumes 2015 net cash tax payments of approximately $5 million. Our adjusted diluted EPS and adjusted EBITDA guidance excludes approximately $70 million to $75 million of amortization of acquired intangible assets, and deal and integration costs associated with the TASC acquisition.
Non-GAAP Measures
The tables under "Engility Holdings, Inc. Reconciliation of Non-GAAP Measures" present Adjusted Operating Income, Adjusted Operating Margin, Earnings before Interest, Taxes, Depreciation, and Amortization (EBITDA), Adjusted EBITDA, EBITDA Margin, Adjusted EBITDA Margin, Adjusted Net Income, and Adjusted Diluted EPS, reconciled to their most directly comparable GAAP measure. These financial measures are calculated and presented on the basis of methodologies other than in accordance with U.S. generally accepted accounting principles ("Non-GAAP Measures"). Engility has provided these Non-GAAP Measures to adjust for, among other things, the impact of transaction and integration costs and amortization expenses related to our acquisitions of TASC and DRC, as well as restructuring and legal and settlement costs. These items have been adjusted because they are not considered core to the Company’s business or otherwise not considered operational or because these charges are non-cash or non-recurring. The Company presents these Non-GAAP Measures because management believes that they are meaningful to understanding Engility’s performance during the periods presented and the Company’s ongoing business. Non-GAAP Measures are not prepared in accordance with GAAP and therefore are not necessarily comparable to similarly titled metrics or the financial results of other companies. These Non-GAAP Measures should be considered a supplement to, not a substitute for, or superior to, the corresponding financial measures calculated in accordance with GAAP.
CONFERENCE CALL INFORMATION
Engility will host a conference call at 5 P.M. ET on May 11, 2015, to discuss the financial results for our first quarter 2015.
Listeners may access a webcast of the live conference call from the Investor Relations section of the Company's website at http://www.EngilityCorp.com. Listeners also may access a slide presentation on the website which summarizes our 2015 first quarter results and our fiscal year 2015 guidance. Listeners should go to the website at least 15 minutes before the live event to download and install any necessary audio software.
Listeners also may participate in the conference call by dialing (866) 578-5771 (domestic) or (617) 213-8055 (international) and entering pass code 61518500.

A replay will be available on the Company's website approximately two hours after the conference call and continuing for one year. A telephonic replay also will be available through May 18, 2015 at (888) 286-8010 (domestic) or (617) 801-6888 (international) and entering pass code 29695969.
ABOUT ENGILITY
Engility is a pure-play government services provider that delivers highly skilled personnel wherever, whenever they are needed in a cost-efficient manner. The Company proudly serves customers that span the federal services market including the Department of Defense, the Intelligence community, Space and Federal Civilian agencies. Headquartered in Chantilly, Virginia, Engility is a leading provider of specialized technical consulting, program and business support services, engineering and technology lifecycle support, information technology, modernization and sustainment, supply chain services and logistics management, and training and education for the U.S. Government. To learn more about Engility, please visit www.engilitycorp.com.
FORWARD-LOOKING STATEMENTS
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding Engility’s future prospects, projected financial results, estimated integration costs and acquisition related amortization expenses, business plans, as well as the TASC transaction and its expected benefits and the timing of such benefits. Words such as "may," "will," "should," "likely," "anticipates," "expects," "intends," "plans," "projects," "believes," "estimates" and similar expressions are also used to identify these forward-looking statements. These statements are based on the current beliefs and expectations of Engility’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause Engility’s actual results to differ materially from those described in the forward-looking statements can be found under the heading "Risk Factors" included in our Annual Report on Form 10-K for the year ended December 31, 2014, and more recent documents that have been filed with the Securities and Exchange Commission (SEC) and are available on the investor relations section of Engility’s website (http://www.engilitycorp.com) and on the SEC’s website (www.sec.gov). Forward-looking statements are made only as of the date hereof, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, historical information should not be considered as an indicator of future performance.
Media:                                Investor Relations:
Eric Ruff                            Dave Spille
Engility Holdings, Inc.                        Engility Holdings, Inc.
(703) 375-6463                            (703) 375-4221
eric.ruff@engilitycorp.com                     dave.spille@engilitycorp.com

ENGILITY HOLDINGS, INC.
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended
	March 31, 2015	March 31, 2014	Change
Revenue	$402,647	$338,824	$63,823
Costs and expenses
Cost of revenue	343,465	292,389	51,076
Selling, general and administrative expenses	58,879	26,750	32,129
Total costs and expenses	402,344	319,139	83,205
Operating income	303	19,685	(19,382)
Interest expense, net	18,594	3,057	15,537
Other expenses, net	(27)	—	(27)
Income (loss) before income taxes	(18,318)	16,628	(34,946)
Provision (benefit) for income taxes	(5,677)	6,811	(12,488)
Net income (loss)	(12,641)	9,817	(22,458)
Less: Net income attributable to non-controlling interest	726	946	(220)
Net income (loss) attributable to Engility	$(13,367)	$8,871	$(22,238)

Earnings (loss) per share attributable to Engility
Basic	$(0.55)	$0.52	$(1.07)
Diluted	$(0.55)	$0.50	$(1.05)

Weighted average number of shares outstanding
Basic	24,379	16,993
Diluted	24,379	17,894

ENGILITY HOLDINGS, INC.
UNAUDITED CONSOLIDATED BALANCE SHEETS
(in thousands)

	As of
	March 31, 2015	December 31, 2014
Assets:
Current assets:
Cash and cash equivalents	$32,223	$7,123
Receivables, net	434,738	286,403
Prepaid and deferred income taxes, current, net	33,890	296
Other current assets	31,980	27,488
Total current assets	532,831	321,310
Property, plant and equipment, net	34,009	19,839
Goodwill	1,383,518	644,554
Identifiable intangible assets, net	477,403	123,549
Deferred tax assets	178,092	4,793
Other assets	27,168	8,591
Total assets	$2,633,021	$1,122,636

Liabilities and Equity:
Current liabilities:
Current portion of long-term debt	$8,447	$13,750
Accounts payable, trade	65,154	49,121
Accrued employment costs	99,278	47,824
Accrued expenses	101,231	71,582
Advance payments and billings in excess of costs incurred	42,124	22,300
Deferred income taxes, current and income taxes payable	551	9,810
Other current liabilities	55,703	21,098
Total current liabilities	372,488	235,485
Long-term debt	1,181,576	279,500
Income tax payable	82,580	79,713
Other liabilities	74,465	51,185
Total liabilities	1,711,109	645,883

Equity:
Preferred stock, par value $0.01 per share, 25,000 shares authorized, none issued or outstanding as of March 31, 2015 and December 31, 2014	—	—
Common stock, par value $0.01 per share, 175,000 shares authorized, 36,715 and 17,592 shares issued and outstanding as of March 31, 2015 and December 31, 2014, respectively	367	176
Additional paid in capital	1,228,219	770,764
Accumulated deficit	(308,910)	(295,543)
Accumulated other comprehensive income	(8,865)	(9,018)
Non-controlling interest	11,101	10,374
Total equity	921,912	476,753
Total liabilities and equity	$2,633,021	$1,122,636

ENGILITY HOLDINGS, INC.
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended
	March 31, 2015	March 31, 2014
Operating activities:
Net income (loss)	$(12,641)	$9,817
Share-based compensation	5,293	2,727
Depreciation and amortization	8,457	4,643
Amortization of bank debt fees	5,724	405
Deferred income taxes	9,049	2,195
Changes in operating assets and liabilities, excluding acquired amounts:
Receivables	(363)	1,224
Other assets	144	(2,416)
Accounts payable, trade	(18,370)	1,928
Accrued employment costs	(40,942)	(2,048)
Accrued expenses	(2,871)	(4,656)
Advance payments and billings in excess of costs incurred	1,820	2,104
Other liabilities	(3,009)	(4,241)
Net cash (used in) provided by operating activities	(47,709)	11,682
Investing activities:
Acquisition, net of cash acquired	25,478	(207,250)
Capital expenditures	(246)	(286)
Net cash provided by (used in) investing activities	25,232	(207,536)
Financing activities:
Gross borrowings from issuance of long-term debt	585,000	75,000
Repayment of long-term debt	(337,337)	(3,438)
Gross borrowings from revolving credit facility	107,000	190,500
Repayments of revolving credit facility	(60,000)	(79,500)
Debt issuance costs	(42,425)	(1,106)
Equity issuance costs	(1,725)	—
Proceeds from share-based payment arrangements	279	93
Payment of employee withholding taxes on share-based compensation	(5,953)	(2,353)
Excess tax deduction on share-based compensation	4,138	1,368
Dividends paid	(201,400)	—
Distributions to non-controlling interest member	—	(2,495)
Net cash provided by financing activities	47,577	178,069
Net change in cash and cash equivalents	25,100	(17,785)
Cash and cash equivalents, beginning of period	7,123	29,003
Cash and cash equivalents, end of period	$32,223	$11,218

ENGILITY HOLDINGS, INC.
RECONCILIATION OF NON-GAAP MEASURES

The following tables set forth a reconciliation of each of these Non-GAAP Measures to the most directly comparable GAAP measure for the periods presented.
Adjusted Operating Income and Adjusted Operating Margin
(dollars in thousands)

	Three Months Ended
	March 31, 2015	March 31, 2014
Operating income	$303	$19,685

Adjustments
Acquisition and integration-related expenses excluding amortization	23,126	2,143
Acquisition-related intangible amortization	4,378	1,122
Restructuring costs	759	—
Legal and settlement costs	154	—
	28,417	3,265

Adjusted operating income	$28,720	$22,950

Operating margin	0.1%	5.8%
Adjusted operating margin	7.1%	6.8%

ENGILITY HOLDINGS, INC.
Adjusted Earnings Per Share
(in thousands, except per share data)

	Three Months Ended
	March 31, 2015	March 31, 2014
GAAP net income (loss) attributable to Engility	$(13,367)	$8,871
Net income attributable to non-controlling interest	726	946

GAAP net income (loss)	(12,641)	9,817
Provision (benefit) for income taxes	(5,677)	6,811
Income tax rate	31.0%	41.0%

GAAP income (loss) before taxes	(18,318)	16,628

Adjustments
Acquisition and integration-related expenses excluding amortization	23,126	2,143
Acquisition-related intangible amortization	4,378	1,122
Restructuring costs	759	—
Legal and settlement costs	154	—
Bank fees previously capitalized and included in interest expense	4,602	—
Total adjustments	33,019	3,265

Adjusted income before income tax	14,701	19,893
Adjusted provision for income taxes	—	8,148
Cash paid for income taxes	3,890	—
Adjusted income tax rate	26.5%	41.0%

Adjusted net income	10,811	11,745
Net income attributable to non-controlling interest	726	946

Adjusted net income attributable to Engility	$10,085	$10,799

Adjusted diluted earnings per share attributable to Engility	$0.40	$0.60

GAAP diluted earnings (loss) per share attributable to Engility	$(0.55)	$0.50

Diluted weighted average number of shares outstanding - Adjusted	25,051	17,894
Diluted weighted average number of shares outstanding - GAAP	24,379	17,894

ENGILITY HOLDINGS, INC.
Earnings before interest, taxes, depreciation, and amortization (EBITDA) and Adjusted EBITDA
(dollars in thousands)

	Three Months Ended
	March 31, 2015	March 31, 2014
Net income (loss)	$(12,641)	$9,817

Interest, taxes, and depreciation and amortization
Interest expense	18,594	3,057
Provision for income taxes	(5,677)	6,811
Depreciation and amortization	8,457	4,643
EBITDA	8,733	24,328

Adjustments to EBITDA
Acquisition and integration-related expenses excluding amortization	23,126	2,143
Restructuring costs	759	—
Legal and settlement costs	154	—
	24,039	2,143

Adjusted EBITDA	$32,772	$26,471

EBITDA Margin	2.2%	7.2%
Adjusted EBITDA Margin	8.1%	7.8%